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                                                                    EXHIBIT 99.2

                               CAMBREX CORPORATION

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350 (a) and (b)), the undersigned hereby certify as follows:

      1. Salvatore J. Guccione is Senior Vice President and Chief Financial Officer of Cambrex Corporation.

      2. The Company's Form 10-Q for the quarterly period ended September 30, 2002, accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and

      3. The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 14, 2002

                                          /s/ Salvatore J. Guccione
                                          ------------------------------------
                                          Salvatore J. Guccione
                                          Senior Vice President and
                                          Chief Financial Officer


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